UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2011

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)
Delaware	001-33609	30-0520478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4520 East-West Highway, Suite 300 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 9, 2011, Sucampo Pharmaceuticals, Inc., or the Company, appointed Cary J. Claiborne, former President and Chief Executive Officer of New Generation Biofuels, Inc. as Interim Chief Financial Officer. Effective February 7, 2011, the Company appointed Andrew P. Smith as Director, Finance of Sucampo Pharma Europe, Ltd., a subsidiary of the Company and Principal Accounting Officer as of March 7, 2011. Messrs. Claiborne and Smith both report to James J. Egan, the Company’s Chief Operating Officer.

Mr. Claiborne’s most recent Chief Financial Officer position was with New Generation Biofuels, Inc., of Columbia, Maryland, from 2007 to 2009. From 2004 to 2007, he served as Chief Financial Officer of Osiris Therapeutics Inc., of Baltimore, Maryland. Prior to joining Osiris, Mr. Claiborne held financial leadership roles with Constellation Energy, Baltimore Gas & Electric, Home Depot Corp., MCI Corp., and General Electric.

Upon entering into a consulting agreement with Mr. Claiborne, the Company will pay Mr. Claiborne $1,200.00 per day for his services until the end of 2011. Mr. Claiborne is expected to consult two to three days a week.

Prior to Mr. Smith joining the Company, he provided consulting services on financial and accounting matters to Sucampo Pharma Europe, Ltd. from June 2009 to February 2011. From 2006 to 2009, he was Finance Director and Company Secretary of Retroscreen Virology, of London, England, Europe’s leading contract virology research organization offering both clinical and analytical services. From 2004 to 2006, he was the Finance Director and Company Secretary-Europe at Clearlab, a division of 1-800 Contacts Inc. following Clearlab’s 2004 acquisition of VisionTec CL Ltd., of which he was a co-founder and member of its Board of Directors.

The full text of the press release announcing Mr. Claiborne and Mr. Smith’s appointment is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in Exhibit 99.1 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

                    The following exhibit relating to Item 5.02 shall be deemed to be furnished, and not filed:

                    99.1      Press Release announcing new appointments issued by the registrant on March 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

Date:	March 9, 2011	By:	/s/ ANDREW P. SMITH
Name: Andrew P. Smith
Title: Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing new executive appointments issued by the registrant on March 9, 2011